Filed under Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA American Funds Growth Portfolio

Supplement dated January 11, 2019

to the Portfolio’s Summary Prospectus and Prospectus dated May 1, 2018

Effective immediately:

In the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA American Funds Growth Portfolio – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of Master Growth Fund Since

Mark L. Casey Partner – Capital International Investors	2017
Michael T. Kerr Partner – Capital International Investors	2005
Anne-Marie Peterson Partner – Capital World Investors	2019
Andraz Razen Partner – Capital World Investors	2012
Alan J. Wilson Partner – Capital World Investors	2014

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-GP1 (01/19)